UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2023

PaxMedica, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41475	85-0870387
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 South Broadway, Suite 125 Tarrytown, NY	10591
(Address of principal executive offices)	(Zip Code)

(914) 987-2876

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PXMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of PaxMedica, Inc. (the “Company”) was held on April 26, 2023 (the “Annual Meeting”). At the Annual Meeting, there were present, in person virtually or by proxy, holders of 8,561,262 shares of common stock, or approximately 61.5% of the total outstanding shares eligible to be voted. The final voting results with respect to each proposal presented at the Annual Meeting is set forth below:

Proposal One - Election of Directors

The Company’s stockholders approved the election of two Class I directors to the Company’s Board of Directors for three-year terms expiring at the 2026 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal, by the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Zachary Rome	8,486,500	71,238	3,524	0

Charles J. Casamento	8,489,942	67,793	3,527	0

Proposal Two - Ratification of Appointment of Independent Registered Accounting Firm

The Company’s stockholders ratified the appointment of Marcum LLP as the independent registered public accounting firm of PaxMedica, Inc. for the fiscal year ending December 31, 2023 by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,497,002	62,573	1,687	0

Proposal Three – Issuance of More Than 20% of the Company’s Issued and Outstanding Common Stock Pursuant to the Company’s Purchase Agreement with Lincoln Park Capital Fund, LLC

The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Company’s purchase agreement with Lincoln Park Capital Fund, LLC by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,449,478	108,699	3,085	0

Proposal Four – Issuance of More Than 20% of the Company’s Issued and Outstanding Common Stock Pursuant to the Lind Securities

The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Lind Securities by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,505,562	1,052,615	3,085	0

Proposal Five – Amendment to the Company’s Certificate of Incorporation

The Company’s stockholders did not approve an amendment to the Company’s Certificate of Incorporation to provide for the exculpation of officers as permitted by the Delaware General Corporation Law by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,448,323	109,225	3,714	0

Approximately 61% of the outstanding shares of the Company’s common stock voted in favor of Proposal Five, the approval of which required the affirmative vote of 66 2/3% of the outstanding shares of the Company’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PaxMedica, Inc.

By:	/s/ Howard J. Weisman
Name:	Howard J. Weisman
Title:	Chief Executive Officer

Date: April 28, 2023